                                                                    EXHIBIT 23.1

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      We hereby consent to the incorporation by reference in Registration Statement No. 33-75848 on Form S-4 of First Community Corporation of our report dated January 13, 2006, appearing in this Annual Report on Form 10-KSB of First Community Corporation for the year ended December 31, 2005.

                                                 /s/ Pugh & Company P.C.

Knoxville, Tennessee
March 27, 2006